UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM

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Special feature

How fundamental research leads us to investment opportunity

▶ See page 6

Annual report for the year ended June 30, 2011

International Growth and Income Fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2011:
			Lifetime
	1 year	5 years	(since 10/1/08)
Class A shares
Reflecting 5.75% maximum sales charge	23.12%	—	11.51%

The total annual fund operating expense ratio was 0.89% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. In addition, the investment adviser reimbursed other fees and expenses during some of the periods shown in this report. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of July 31, 2011, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.62%.

Results for other share classes can be found on page 5.

Investing outside the United States may be subject to risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

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Global equities delivered outstanding returns for the fiscal year ended June 30, 2011, buoyed for much of the period by healthy corporate earnings and positive economic developments. In May and June, however, heightened volatility returned on renewed fears about Europe’s lingering sovereign debt crisis and mounting signs of slowing growth in many of the world’s economies.

In this environment, International Growth and Income Fund produced a robust total return of 30.64% for the 12-month period. The fund’s results exceeded the 29.25% gain of the Lipper International Funds Index, a peer group measure, as well as the 30.27% rise of its benchmark, the MSCI All Country World ex USA Index, which measures both developed and developing countries. The fund began using this index in place of the MSCI World ex USA Index because we believe the former best represents the mix of global stocks held in its portfolio. By way of comparison, the MSCI World ex USA Index, which measures more than 20 markets in developed countries, registered a 30.92% increase. Both MSCI indexes are unmanaged and their returns do not include expenses.

The fund’s total return includes quarterly dividends totaling about $1.06 a share paid during the 12-month period. This amounts to an income return of 4.15% for shareholders who reinvested dividends. Those who took dividends in cash earned a 4.10% income return. Investors also received a capital gains distribution of 17.5 cents a share in December.

Market overview

The global economic recovery continued at a modest pace for much of fiscal 2011, and many of the markets where International Growth and Income Fund invests recorded strong double-digit gains. Europe, which accounted for more than half of the fund’s holdings, posted an increase of 36.82%* in U.S. dollar terms, supported by improved corporate earnings and merger activity. Germany, France and the United Kingdom, Europe’s three largest economies, surged ahead 47.00%, 43.38% and 34.13%, respectively. The lone exception to the trend was Greece, which came close to defaulting on its debt before pushing through stringent austerity measures toward the close of the fiscal year and securing additional loans from the European Central Bank and International Monetary Fund. Nevertheless, Greece managed a positive return of 3.04% in U.S. dollar terms.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of gross dividends.

European leaders continued to struggle to reach a long-term solution to the sovereign debt troubles of Greece and other nations within the euro zone, including Spain, Italy and Ireland.

[Begin Sidebar]
Results at a glance
For periods ended June 30, 2011, with all distributions reinvested

		Average annual
	Total returns	total returns
		Lifetime
	1 year	(since 10/1/2008)
International Growth and
Income Fund (Class A shares)	30.64%	13.95%

MSCI All Country World ex USA Index1	30.27	9.25

MSCI World ex USA Index1	30.92	7.16

Lipper International Funds Index2	29.25	7.86

1 The indexes are unmanaged and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
2 Results of the Lipper index do not reflect the effect of sales charges, account fees or taxes.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

6	How fundamental research leads us to investment opportunity

In this year’s feature, we take a close look at some of the fund’s holdings to give a sense of the varied mix of potential opportunities our extensive research effort has uncovered.

Contents

1	Letter to shareholders

4	The value of a $10,000 investment

12	Summary investment portfolio

17	Financial statements

32	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
Largest equity holdings
(as of June 30, 2011)

Company	Country	Percent of net assets

British American Tobacco	United Kingdom	3.1%
Royal Dutch Shell	United Kingdom	2.9
TOTAL	France	2.5
National Grid	United Kingdom	2.4
Power Assets Holdings	Hong Kong	2.2
Schneider Electric	France	1.8
Taiwan Semiconductor	Taiwan	1.7
Bank of Nova Scotia	Canada	1.7
Novartis	Switzerland	1.7
Prudential	United Kingdom	1.6
[End Sidebar]

As was the case in Europe, most developed markets in the Asia/Pacific region delivered strong results, which were magnified for U.S. investors by stronger local currencies. These included Australia (+41.14%), South Korea (+43.53%) and Taiwan (+37.03%).

Company-by-company approach

International Growth and Income Fund benefited from strong returns in most of the markets and economic sectors where it invests. However, individual stock selection is a more important consideration in assessing the fund’s results because we base our investment decisions on the fundamental merits of the individual companies in the portfolio, regardless of sector or where they are domiciled. (For a look at how our global research effort guides us in making investment decisions, turn to this year’s feature article on page 6.)

Given the fund’s dual objective of long-term capital appreciation and income, its focus is largely on well-established companies domiciled in developed markets outside the United States that often pay dividends. Although they represent a diversity of industries, most of the fund’s top 10 holdings fit this description (see the table above). A number of these top holdings made significant contributions to the fund’s overall return. They included electric equipment maker Schneider Electric (+65.07%), U.K. insurer Prudential (+54.19%), oil company Royal Dutch Shell (+47.44%) and British American Tobacco (+38.43%), the fund’s top holding.

Only a few of the securities held in the portfolio at the end of the fiscal year sustained declines. They included apparel retailer Esprit Holdings (–42.24%) and Japanese companies Nintendo (–35.35%) and Shionogi & Co. (–20.82%).

Looking forward

The world’s economy continues to make measured progress, but still faces many of the challenges that were evident in 2010. The European Union has yet to find a long-term solution to its sovereign debt troubles, and we continue to watch developments there very closely. It is important to remember, however, that strong companies can thrive in such uncertain environments, and we believe that there are a number of solid companies whose shares are attractively valued.

The sustainability of growth in China also remains a concern, as that country confronts inflationary pressures and rising debt levels. Other challenges confronting the global economy include persistently high unemployment in the United States and the after-effects of the natural disasters in Japan. As of this writing, Standard & Poor’s had downgraded its credit rating of long-term U.S. government debt, an action that speaks to broad concerns about the indebtedness of governments. Despite these challenges, we maintain a positive long-term outlook. The corporate balance sheets and valuations that inspired the robust returns during the fiscal year remain strong. While we expect to see volatility in the short term, we continue to find opportunities that we believe can add value for our shareholders.

We believe that our focus on well-established companies that pay dividends is a prudent approach under any market conditions, but its potential benefits can be most evident during periods of high volatility. This was the case during the turbulent second half of the fiscal year, when the fund’s results exceeded both its Lipper peer group and the broader market as measured by the MSCI All Country World ex USA Index.

As we near the third anniversary of International Growth and Income Fund’s inception, we are encouraged by our progress thus far. The fund’s net assets have risen to more than $5.1 billion and the number of shareholder accounts has steadily grown. We take this time to welcome new shareholders to the fund.

We thank you for making us part of your investment plans, and look forward to helping you meet your long-term financial objectives.

Cordially,

/s/ Steven T. Watson

Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja

Carl M. Kawaja
President

August 10, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets were invested1

To pursue its objective, International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. In building the portfolio, the investment professionals who manage the fund take a strict company-by-company approach rooted in rigorous fundamental research. While this approach has resulted in a portfolio with broad geographic diversification, including substantial holdings in Europe, it is important to note that the concentrations shown on this page reflect the total of numerous individual decisions on companies in a particular country or region.

			International Growth	MSCI All Country
			and Income Fund	World ex USA Index2
■		Europe
		Euro zone3	25.7%	21.4%
		United Kingdom	17.4	14.5
		Switzerland	4.2	5.7
		Sweden	2.0	2.2
		Norway	.6	.6
		Other Europe	.5	3.3
			50.4	47.7

■		Asia/Pacific
		Japan	7.1	13.7
		Australia	6.5	5.9
		Hong Kong	3.3	1.9
		Taiwan	3.0	2.6
		China	2.7	4.1
		South Korea	1.7	3.5
		New Zealand	1.0	.1
		Singapore	.7	1.2
		India	.6	1.7
		Other Asia/Pacific	.7	1.8
			27.3	36.5

■		The Americas
		Canada	6.1	8.0
		Mexico	2.4	1.0
		Brazil	1.4	3.7
		United States	1.1	—
		Other Americas	—	.8
			11.0	13.5

■		Other
		South Africa	2.2	1.7
		Other countries	—	.6
			2.2	2.3

		Short-term securities &
		other assets less liabilities	9.1	—

		Total	100.0%	100.0%

	1	Percent of net assets by country as of June 30, 2011.
	2	MSCI All Country World ex USA Index is weighted by market capitalization.
	3
Countries using the euro as a common currency; those represented in the fund’s portfolio or the MSCI All Country World ex USA Index are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

[End Sidebar]

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2011, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

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	International Growth and Income Fund1,2	MSCI World ex USA Index2,3	MSCI All Country World ex USA Index2,3

10/1/2008	$9,425	$10,000	$10,000
10/31/2008	8,424	7,853	7,746
11/30/2008	8,123	7,431	7,301
12/31/2008	8,651	7,824	7,718
1/31/2009	7,941	7,095	7,038
2/28/2009	7,590	6,379	6,383
3/31/2009	8,050	6,803	6,899
4/30/2009	8,683	7,691	7,848
5/31/2009	9,627	8,677	8,922
6/30/2009	9,521	8,590	8,826
7/31/2009	10,382	9,398	9,692
8/31/2009	10,758	9,850	10,052
9/30/2009	11,315	10,258	10,571
10/31/2009	11,144	10,095	10,441
11/30/2009	11,485	10,347	10,742
12/31/2009	11,704	10,514	10,971
1/31/2010	11,154	10,022	10,436
2/28/2010	11,162	10,013	10,438
3/31/2010	11,773	10,664	11,153
4/30/2010	11,560	10,514	11,062
5/31/2010	10,487	9,367	9,910
6/30/2010	10,324	9,234	9,786
7/31/2010	11,302	10,089	10,672
8/31/2010	11,003	9,789	10,381
9/30/2010	12,010	10,731	11,416
10/31/2010	12,516	11,115	11,806
11/30/2010	11,970	10,647	11,353
12/31/2010	12,713	11,506	12,244
1/31/2011	12,775	11,756	12,367
2/28/2011	13,194	12,194	12,695
3/31/2011	13,289	11,956	12,671
4/30/2011	13,997	12,618	13,300
5/31/2011	13,723	12,261	12,931
6/30/2011	13,487	12,090	12,748
[end pie chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2All results are calculated with dividends and capital gains reinvested.
3The indexes are unmanaged and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
4For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2011)*

			Lifetime
	1 year	5 years	(since October 1, 2008)

Class A shares	23.12%	—	11.51%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. In addition, the investment adviser reimbursed other fees and expenses during some of the periods shown in this report. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 27 and 28 for details.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2011:

	1 year	5 years	Life of class
Class B shares1 — first sold 10/1/08
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	24.62%	—	11.90%
Not reflecting CDSC	29.62	—	13.09

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	28.57	—	13.05
Not reflecting CDSC	29.57	—	13.05

Class F-1 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	30.58	—	13.93

Class F-2 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	30.87	—	14.22

Class 529-A shares3 — first sold 10/1/08
Reflecting 5.75% maximum sales charge	23.10	—	11.44
Not reflecting maximum sales charge	30.62	—	13.88

Class 529-B shares1,3 — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	24.47	—	11.78
Not reflecting CDSC	29.47	—	12.97

Class 529-C shares3 — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	28.45	—	12.97
Not reflecting CDSC	29.45	—	12.97

Class 529-E shares2,3 — first sold 10/1/08	30.18	—	13.55

Class 529-F-1 shares2,3 — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	30.80	—	14.12

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. In addition, the investment adviser reimbursed other fees and expenses during some of the periods shown in this report. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 27 and 28 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

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How fundamental research leads us to investment opportunity

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The portfolio counselors and analysts who manage International Growth and Income Fund are free to pursue opportunity in markets anywhere in the world outside the United States.

Guided by the fund’s dual objectives of long-term capital appreciation and income, these professionals generally seek out companies they believe represent above-average growth potential and also have above-average dividend yields. Very often, these are well-established companies domiciled in developed markets whose longer term prospects have not been fully recognized by the marketplace.

However, the fund’s broad mandate — together with its international scope and the diverse viewpoints and backgrounds of its investment professionals — accommodates investment in a wide range of companies. This can include companies traditionally regarded as either growth or value investments based on valuation metrics, as well as companies representing turnaround stories.

The common denominator among them is the means by which they were selected for the fund’s portfolio — through intensive, bottom-up fundamental research. International Growth and Income Fund’s investment professionals, who select companies they believe can reward shareholders, carefully analyze financial data, look closely at product offerings, talk with a company’s managers and meet with its customers, suppliers and competitors.

To provide a sense of the varied mix of investment opportunities this extensive research effort uncovers, in the following pages we’ll take a close look at some of the fund’s holdings. We’ll also hear from the investment analysts who cover these companies and industries. These professionals play a vital role in helping the fund’s portfolio counselors identify investment opportunities that can add value for long-term investors. “One of the great strengths of Capital Research and Management Company is our global research effort,” says Steven Watson, fund vice chairman and a portfolio counselor. “Our analysts are very often perceived as being the professionals with the deepest and broadest knowledge of the companies and the industries they cover.”

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[photo of Patrice Collette]
Patrice Collette
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Out of favor, under the microscope

When a sector falls out of favor, very often the share values of both strong and weak companies plummet together. This can represent a compelling opportunity for those who are able to identify companies with the competitive advantages necessary to prosper when conditions improve. That’s where fundamental research comes in.

Patrice Collette, an investment analyst based in Geneva, has been covering European insurance companies for a number of years before the recent global financial crisis. Among the companies he had been looking at closely was London-based Prudential, the fund’s 10th-largest holding. During the depths of the financial crisis in late 2008 and 2009, when investors grew nervous about the European financial sector’s exposure to bad real estate loans and sovereign debt risk, Prudential’s shares plummeted along with those of many troubled European banks.

Patrice had carefully scrutinized the company’s financial statements and felt that the company was in a much stronger position than its stock price had indicated. “Prudential had done a good job of managing risk within its U.S. operations, and its businesses in the United Kingdom and Asia were doing very well,” says Patrice. “I also looked closely at its free cash flow generation and concluded that it was strong enough to support its dividend commitment to investors and finance growth in its Asia operations.”

In fact, Prudential’s Asian business — which serves more than 15 million customers in 13 markets, including India, Indonesia, Hong Kong and Malaysia  —  is now the company’s largest, and represents potential for further growth. “I was particularly impressed with its headquarters in Indonesia,” said Patrice, who has spent a great deal of time on the road visiting Prudential’s operations in Jakarta, Hong Kong and Singapore, as well as in London and the United States. “It has a state-of-the-art call center, with fingerprint recognition software for employees. We watched agents being trained and it was very impressive. The Asian business is working very hard to ensure the exchange of best practices across the various countries where it operates.”

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[photo of Dawid Justus]
Dawid Justus
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Growth markets in the developing world

When you hear about rising global living standards, the first place that might come to mind is China, whose citizens have been gaining purchasing power on a remarkable scale. But there is a similarly remarkable story taking place in Africa, whose middle class now stands at 313 million people, according to the African Development Bank, a number that rivals both China and India.

As people move up the economic ladder, very often one of the first things they upgrade is their diet. Which brings us to the South Africa food retailer Shoprite Holdings, a holding of the fund. Founded in the 1970s by two individuals who bought a couple of supermarkets in Cape Town, the company recently has grown to become the largest food retailer in Africa.

Dawid Justus, an investment analyst with 12 years of experience who follows South African companies, has done a great deal of research on African consumption trends. “There has been strong growth in consumer expenditures in South Africa — as well as in the rest of Africa — but I think it is still at a relatively early stage and could continue for another decade or two,” notes Dawid, who is a native of South Africa and has been familiar with Shoprite’s stores for years.

Certainly, there is more to making an investment decision than simply identifying a growing market. You also have to identify the companies that possess competitive advantages that can help them capitalize on opportunity. Dawid has visited Shoprite’s operations in South Africa, but he has also traveled to Nigeria and Zambia to see its operations there. In addition to speaking with company management, he has met with Shoprite’s customers, competitors and suppliers to paint a more detailed investment picture.

“One of its suppliers has often spoken about how sophisticated and professional Shoprite is compared to its competitors,” says Dawid. “Also, Shoprite executes very well. It has had higher margins and higher marginal return on capital than its competitors, and I think it can continue to be the winner in food retail in these markets.”

Another logistical advantage: Shoprite has a significant lead in terms of infrastructure in a number of African markets outside of South Africa. “It already has operational subsidiaries in 15 other African countries, so it is well ahead of its competitors,” according to Dawid.

Gauging a commitment to dividends

International Growth and Income Fund is focused on providing shareholders with regular quarterly income. To do so, the fund’s managers often look for opportunities to invest in companies that have demonstrated a commitment to rewarding shareholders through the payment of dividends.

Take, for example, Canada’s banking sector — essentially comprising five large banks, none of which has cut its dividend in decades. “Dividends are very high on their priority list,” according to Dimitrije Mitrinovic, a New York-based analyst who covers Canadian companies. “So when I analyze these banks, I always try to calibrate their ability and willingness to continue with this track record — and their plans to grow their dividends.”

Another important issue to consider when investing in banks is the regulatory environment. As a group, Canada’s banks got through the global financial crisis in reasonably sound shape compared with many banks in the United States and Europe. Dimitrije attributes this in part to the strength of Canada’s regulatory regime. In an effort to better understand this environment, he spent time in Ottawa meeting with Canada’s top banking regulator and two of her lieutenants.

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[photo of Dimitrije Mitrinovic]
Dimitrije Mitrinovic
[End Photo Caption]

Investing in banks always starts with a careful financial analysis. Dimitrije looked closely at historical trends and future prospects for loan growth, interest margins, loan losses and expense ratios. The composition of assets, sources of funding and capital position are next on his checklist. “All of these elements are essential to making an investment decision,” says Dimitrije. “But because banks are such leveraged institutions, management is also very important. You need to have confidence not only in senior management, but also divisional managers.” To build an investment picture for each of the Canadian banks, Dimitrije organized a research trip that included over 20 meetings with divisional managers at the various banks in the space of three days.

Dimitrije relied on these meetings to help evaluate the relative strengths of the banks in three key areas he believes are critical to long-term success: how good they are at gathering deposits, allocating capital, and making loans and managing risk. Bank of Nova Scotia, the fund’s eighth-largest holding, scored well in a number of these areas.

To test his conclusions, Dimitrije also spent a day conducting field research in Vancouver, a real estate market that has had boom and bust cycles. He spent half the day with a real estate broker looking at condominiums for sale to get a sense of market conditions. For the remainder of the day, he met with loan officers in bank branches to inquire about the lending terms. “When I compared the terms, it was interesting that they were consistent with my impressions of the credit cultures at the banks. That is, those who I thought were better risk managers had more stringent lending requirements,” he said.

Seeing potential value in a misunderstood business

Andre Meade has been following National Grid — a fully regulated operator of gas and electricity transmission systems in both the United Kingdom and the United States — since 2005 in his role as a utilities analyst for Capital Research and Management Company. For a number of years, U.K.-based National Grid had been taking excess cash from its U.K. business and acquiring regulated utilities primarily in the northeastern United States. The U.S. businesses had been struggling because National Grid had agreed to long-term rate freezes when it acquired these assets. As costs rose over the course of these rate agreements, the company’s returns suffered.

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[photo of Andre Meade]
Andre Meade
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Adding to its troubles, about 18 months ago the company was in need of cash to help finance upgrades to its transmission network in the United Kingdom. “All of a sudden, instead of having excess cash to fund its U.S. business, the company had a cash need to reinforce its U.K. network,” recalls Andre. So when the company filed a rights issue to raise additional equity, investors were taken by surprise and grew concerned that the company’s U.S. businesses might be permanently impaired. National Grid’s shares subsequently sold off sharply.

Andre, a former regulator with the New Jersey Utility Commission who had followed U.S. utilities for a number of years before picking up coverage of European utilities, saw an opportunity. “I’m very familiar with the U.S. regulatory system, and I know that if a utility’s returns are suffering, as long as its costs are justifiable and reasonable the regulators will ultimately allow it to raise rates to earn a reasonable return.” Also, it was just a matter of time before many of the rate agreements would expire. Since that time, National Grid, the fund’s fourth-largest holding, has filed and received rate increases at a number of its struggling U.S. utilities. “People were concerned the business was broken, but it was just a temporary setback,” says Andre.

Andre also looked very closely at National Grid’s balance sheet to determine whether its dividend was sustainable. At the time, the company’s dividend was approaching 7%, which often indicates that the marketplace expects it to be cut. Andre scrutinized the company’s operating cash flow, its capital requirements and the dividend. With a regulated business, there is not a lot of fluctuation in the earnings, so the analysis often comes down to examining a company’s asset base. “Asset-rich companies generally can raise money very quickly, so I concluded that the dividend was sustainable.”

Built-in flexibility

As you can see, International Growth and Income Fund’s portfolio includes a wide range of companies that have the potential to add value for investors in a variety of ways. While the investment professionals who manage the fund are always looking for investment opportunities that can help meet both of the fund’s objectives, they do not limit their search to such companies.

“One of the great strengths of this fund is its flexibility,” says Carl Kawaja, president of the fund and a portfolio counselor. “You might find one company whose dividend yield is its most appealing characteristic. And then you might find one that you think has excellent growth potential, but might not have a very large dividend yield. Others may stand somewhere in the middle. Hopefully, when we blend these investments together, we can provide investors with the growth of capital and income they need to reach their goals.” ■

[photo of two people looking at a map]

Summary investment portfolio June 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	16.88%
Consumer staples	11.08
Industrials	10.47
Energy	8.31
Materials	8.12
Other industries	34.72
Other securities	1.32
Short-term securities & other assets less liabilities	9.10
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	25.7%
United Kingdom	17.4
Japan	7.1
Australia	6.5
Canada	6.1
Switzerland	4.2
Hong Kong	3.3
Taiwan	3.0
China	2.7
Mexico	2.4
Other countries	12.5
Short-term securities & other assets less liabilities	9.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 89.58%	Shares	(000)	assets

Financials - 16.88%
Bank of Nova Scotia	1,424,000	85,784	1.67
This major bank provides financial services to Canadian and international clients.
Prudential PLC (1)	7,208,148	83,301	1.62
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
AXA SA (1)	2,934,939	66,635	1.30
One of the world's largest insurance and financial services companies.
Industrial and Commercial Bank of China Ltd., Class H (1)	76,129,500	58,292	1.14
A state-owned commercial bank in China and one of the world's largest banks.
Toronto-Dominion Bank	610,000	51,725	1.01
One of the largest banks in Canada and the U.S.
Agricultural Bank of China, Class H (1)	88,501,000	46,779	.91
One of the largest banks in China.
ING Groep NV, depository receipts (1) (2)	3,730,000	46,011	.90
A global financial group offering insurance and banking services to retail and commercial customers.
Sumitomo Mitsui Financial Group, Inc. (1)	1,385,000	42,625	.83
Its companies offer retail, corporate and investment banking and other financial services.
QBE Insurance Group Ltd. (1)	2,280,000	42,328	.83
An international insurance and reinsurance group.
Sampo Oyj, Class A (1)	1,235,000	39,875	.78
Offers insurance services both in Finland and abroad.
HSBC Holdings PLC (Hong Kong) (1)	2,926,896	29,109
HSBC Holdings PLC (United Kingdom) (1)	1,008,896	10,009	.76
One of the world's largest international banking and financial services organizations.
Société Générale (1)	333,062	19,741	.38
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Other securities		243,489	4.75
		865,703	16.88

Consumer staples - 11.08%
British American Tobacco PLC (1)	3,629,500	159,093	3.10
The world's second-largest tobacco company.
Unilever NV, depository receipts (1)	2,515,700	82,415	1.61
A global consumer goods company. Its products include Breyers ice cream, Dove soap and Lipton teas.
Tesco PLC (1)	11,569,914	74,724	1.46
Major international retailer based in the United Kingdom.
Shoprite Holdings Ltd. (1)	3,585,000	54,010	1.05
Major food retailer in Africa.
Kimberly-Clark de México, SAB de CV, Class A	6,400,000	42,111	.82
Mexico's largest producer of consumer and office paper products.
Other securities		155,837	3.04
		568,190	11.08

Industrials - 10.47%
Schneider Electric SA (1)	551,516	92,143	1.80
An international supplier of industrial electrical equipment and industrial automation equipment.
Siemens AG (1)	503,500	69,133	1.35
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Geberit AG (1)	195,100	46,227	.90
A leading European plumbing systems manufacturer.
Vallourec SA (1)	378,000	46,030	.90
France-based supplier of hot-rolled seamless steel tubes for industrial applications.
Capita Group PLC (1)	3,855,000	44,270	.86
Major outsourcing company based in the U.K.
Marubeni Corp. (1)	6,210,000	41,273	.80
Japan-based trading company.
Other securities		197,854	3.86
		536,930	10.47

Energy - 8.31%
Royal Dutch Shell PLC, Class B (1)	4,179,000	149,175	2.91
A global group of energy and oil companies.
TOTAL SA (1)	2,193,500	126,863	2.48
One of the world's leading integrated oil and gas companies.
Crescent Point Energy Corp.	1,280,000	59,152	1.15
Canada-based oil and gas producer.
TransCanada Corp.	940,328	41,291	.81
Major provider of natural gas and power generation for Canada and the U.S.
Other securities		49,384	.96
		425,865	8.31

Materials - 8.12%
L'Air Liquide SA, non-registered shares (1)	412,966	59,195	1.15
Global supplier of industrial gases.
Orica Ltd. (1)	1,953,067	56,641	1.11
Manufactures and distributes commercial explosives, fertilizers, chemicals and consumer products.
Fletcher Building Ltd. (1)	6,955,000	49,754	.97
New Zealand-based manufacturer and distributor of building materials.
K+S AG (1)	638,000	49,033	.96
Germany-based supplier of fertilizer, plant care and salt products.
Amcor Ltd. (1)	5,125,000	39,660	.77
One of the world's leading packaging companies.
Other securities		161,959	3.16
		416,242	8.12

Telecommunication services - 8.09%
Portugal Telecom, SGPS, SA (1)	8,334,000	82,530	1.61
The principal telecommunications provider in Portugal, with a controlling interest in Telesp Celular of Brazil.
Telstra Corp. Ltd. (1)	20,894,000	64,880	1.27
Australia's principal telecommunications company; also provides global telecom service abroad, and has cable TV interests.
KT Corp. (1)	855,510	32,620
KT Corp. (ADR)	1,385,000	26,924	1.16
South Korea's leading phone company. Its current focus is on Internet and wireless services.
América Móvil, SAB de CV, Series L (ADR)	554,000	29,850
América Móvil, SAB de CV, Series L	21,369,200	28,837	1.14
Latin America's largest cellular communications provider.
Taiwan Mobile Co., Ltd. (1)	14,430,000	39,195	.76
A leading Taiwanese cellular phone company.
Other securities		109,955	2.15
		414,791	8.09

Utilities - 7.51%
National Grid PLC (1)	12,320,655	121,244	2.36
Operates electricity networks in the U.K. and U.S.
Power Assets Holdings Ltd. (1)	15,028,000	113,835	2.22
Hong-Kong-based electric utility and natural gas and coal power company.
GDF SUEZ (1)	1,739,271	63,652	1.24
Major natural gas and electricity company based in France.
Snam Rete Gas SpA (1)	7,000,000	41,440	.81
Italy-based distributor of natural gas.
Other securities		44,996	.88
		385,167	7.51

Consumer discretionary - 6.51%
Virgin Media Inc.	1,815,000	54,323	1.06
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
H & M Hennes & Mauritz AB, Class B (1)	1,296,400	44,679	.87
One of Europe's largest specialty fashion retailers.
Daimler AG (1)	538,000	40,490	.79
One of the world's largest automakers and heavy truck manufacturers.
Toyota Motor Corp. (1)	947,900	39,909	.78
One of the world's largest automotive manufacturers.
Other securities		154,635	3.01
		334,036	6.51

Information technology - 5.73%
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	35,271,506	89,275	1.74
One of the world's largest semiconductor manufacturers.
Nintendo Co., Ltd. (1)	312,700	58,888	1.15
Makes video game machines and software.
Canon, Inc. (1)	1,074,000	51,216	1.00
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Other securities		94,245	1.84
		293,624	5.73

Health care - 4.35%
Novartis AG (1)	1,392,000	85,270	1.66
One of the world's largest pharmaceutical companies.
Other securities		137,806	2.69
		223,076	4.35

Miscellaneous - 2.53%
Other common stocks in initial period of acquisition		129,962	2.53

Total common stocks (cost: $3,701,887,000)		4,593,586	89.58

			Percent
		Value	of net
Preferred securities - 0.34%		(000)	assets

Financials - 0.34%
Other securities		17,321	.34

Total preferred securities (cost: $14,099,000)		17,321	.34

			Percent
		Value	of net
Convertible securities - 0.13%		(000)	assets

Materials - 0.13%
Other securities		6,774	.13

Total convertible securities (cost: $12,445,000)		6,774	.13

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.85%	(000)	(000)	assets

Consumer staples - 0.33%
British American Tobacco International Finance PLC 8.125%-9.50% 2013-2018 (3)	$14,159	16,659	.33

Financials - 0.28%
Société Générale 6.999% (undated) (4)	€6,200	8,631	.17
Other securities		5,682	.11
		14,313	.28

Other - 0.24%
Other securities		12,375	.24

Total bonds & notes (cost: $34,440,000)		43,347	.85

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.98%	(000)	(000)	assets

Fannie Mae 0.11%-0.14% due 10/26/2011-1/17/2012	$125,500	125,429	2.45
Old Line Funding, LLC 0.17%-0.20% due 7/20-8/22/2011 (3)	54,275	54,270	1.06
Novartis Securities Investment Ltd. 0.18%-0.21% due 7/14-11/14/2011 (3)	24,200	24,195	.47
Société Générale North America, Inc. 0.03% due 7/1/2011	23,100	23,100	.45
Other securities		182,164	3.55

Total short-term securities (cost: $409,142,000)		409,158	7.98

Total investment securities (cost: $4,172,013,000)		5,070,186	98.88
Other assets less liabilities		57,627	1.12

Net assets		$5,127,813	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $3,990,892,000, which represented 77.83% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $224,412,000, which represented 4.38% of the net assets of the fund.

(4) Coupon rate may change periodically.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation and symbol
ADR = American Depositary Receipts
€ = Euros

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at June 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,172,013)		$5,070,186
Cash denominated in currencies other than U.S. dollars
(cost: $1,804)		1,804
Cash		452
Receivables for:
Sales of investments	$46,239
Sales of fund's shares	7,775
Dividends and interest	26,114	80,128
		5,152,570
Liabilities:
Payables for:
Purchases of investments	14,687
Repurchases of fund's shares	4,581
Investment advisory services	2,138
Services provided by related parties	1,440
Trustees' deferred compensation	741
Non-U.S. taxes	1,001
Other	169	24,757
Net assets at June 30, 2011		$5,127,813

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,141,919
Undistributed net investment income		6,326
Undistributed net realized gain		81,585
Net unrealized appreciation		897,983
Net assets at June 30, 2011		$5,127,813

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (157,872 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,610,868	111,158	$32.48
Class B	30,539	941	32.44
Class C	230,225	7,101	32.42
Class F-1	420,474	12,943	32.49
Class F-2	311,074	9,573	32.50
Class 529-A	67,393	2,076	32.46
Class 529-B	1,811	56	32.39
Class 529-C	16,338	505	32.35
Class 529-E	2,298	71	32.46
Class 529-F-1	2,558	79	32.50
Class R-1	4,813	148	32.43
Class R-2	24,703	763	32.38
Class R-3	23,547	726	32.45
Class R-4	11,604	357	32.48
Class R-5	28,445	873	32.60
Class R-6	341,123	10,502	32.48

See Notes to Financial Statements

Statement of operations
for the year ended June 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,102)	$186,622
Interest	7,824	$194,446

Fees and expenses*:
Investment advisory services	23,533
Distribution services	10,789
Transfer agent services	3,251
Administrative services	1,604
Reports to shareholders	201
Registration statement and prospectus	352
Trustees' compensation	480
Auditing and legal	111
Custodian	756
Other	176
Total fees and expenses before reimbursement	41,253
Less reimbursement of fees and expenses	13
Total fees and expenses after reimbursement		41,240
Net investment income		153,206

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments	88,041
Currency transactions	845	88,886
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $1,001)	852,563
Currency translations	954	853,517
Net realized gain and unrealized appreciation
on investments and currency		942,403
Net increase in net assets resulting
from operations		$1,095,609

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended June 30
	2011	2010
Operations:
Net investment income	$153,206	$88,460
Net realized gain on investments and currency transactions	88,886	75,412
Net unrealized appreciation (depreciation) on investments and currency translations	853,517	(134,560)
Net increase in net assets resulting from operations	1,095,609	29,312

Dividends and distributions paid to shareholders from net investment income:
Dividends from net investment income	(155,725)	(86,523)
Distributions from net realized gain on investments	(25,100)	(40,864)
Total dividends and distributions paid to shareholders	(180,825)	(127,387)

Net capital share transactions	733,102	1,675,168

Total increase in net assets	1,647,886	1,577,093

Net assets:
Beginning of year	3,479,927	1,902,834
End of year (including undistributed
net investment income: $6,326 and $7,530, respectively)	$5,127,813	$3,479,927

See Notes to Financial Statements

Notes to financial statements

1.	Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time, or relevant local time for securities trading outside U.S. time zones, from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$174,450	$691,253	*	$-	$865,703
Consumer staples	62,737	505,453	*	-	568,190
Industrials	40,326	496,604	*	-	536,930
Energy	100,443	325,422	*	-	425,865
Materials	10,196	406,046	*	-	416,242
Telecommunication services	111,072	303,719	*	-	414,791
Utilities	13,113	372,054	*	-	385,167
Consumer discretionary	69,716	264,320	*	-	334,036
Information technology	20,641	272,983	*	-	293,624
Health care	-	223,076	*	-	223,076
Miscellaneous	-	129,962	*	-	129,962
Preferred securities	-	17,321		-	17,321
Convertible securities	2,209	4,565		-	6,774
Bonds & notes	-	43,347		-	43,347
Short-term securities	-	409,158		-	409,158
Total	$604,903	$4,465,283		$-	$5,070,186

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $3,990,892,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value than those in the U.S. These risks may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2008, the year the fund commenced operations.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2011, the fund reclassified $1,349,000 from undistributed net realized gain to undistributed net investment income; $34,000 from undistributed net investment income to capital paid in on shares of beneficial interest; and $5,105,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$6,655
Undistributed long-term capital gain	82,401
Gross unrealized appreciation on investment securities	979,828
Gross unrealized depreciation on investment securities	(82,754)
Net unrealized appreciation on investment securities	897,074
Cost of investment securities	4,173,112

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended June 30, 2011			Year ended June 30, 2010
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$111,191	$17,858	$129,049	$93,532	$-	$93,532
Class B	775	173	948	932	-	932
Class C	5,468	1,176	6,644	4,988	-	4,988
Class F-1	12,652	2,041	14,693	10,038	-	10,038
Class F-2	9,952	1,505	11,457	7,768	-	7,768
Class 529-A	1,876	280	2,156	1,066	-	1,066
Class 529-B	39	7	46	32	-	32
Class 529-C	345	65	410	190	-	190
Class 529-E	59	10	69	36	-	36
Class 529-F-1	64	8	72	22	-	22
Class R-1	118	22	140	92	-	92
Class R-2	543	103	646	292	-	292
Class R-3	573	91	664	273	-	273
Class R-4	309	43	352	139	-	139
Class R-5	839	116	955	601	-	601
Class R-6	10,922	1,602	12,524	7,386	-	7,386
Total	$155,725	$25,100	$180,825	$127,387	$-	$127,387

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.470% on such assets in excess of $4.0 billion. The board of trustees approved an amended agreement effective January 1, 2011, lowering the series of rates to include an additional annual rate of 0.460% on daily net assets in excess of $6.5 billion. For the year ended June 30, 2011, the investment advisory services fee was $23,533,000, which was equivalent to an annualized rate of 0.524% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended June 30, 2011, the total administrative services fees paid by CRMC were $13,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended June 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services		Commonwealth of Virginia administrative services
Class A	$6,991	$3,218	Not applicable	Not applicable		Not applicable
Class B	307	33	Not applicable	Not applicable		Not applicable
Class C	2,082	Included in administrative services	$297	$37		Not applicable
Class F-1	907		429	23		Not applicable
Class F-2	Not applicable		366	9		Not applicable
Class 529-A	87		46	6		$52
Class 529-B	14		1	-	*	1
Class 529-C	122		11	3		12
Class 529-E	9		2	-	*	2
Class 529-F-1	-		1	-	*	1
Class R-1	35		3	2		Not applicable
Class R-2	136		26	63		Not applicable
Class R-3	80		22	14		Not applicable
Class R-4	19		9	2		Not applicable
Class R-5	Not applicable		21	-	*	Not applicable
Class R-6	Not applicable		142	1		Not applicable
Total	$10,789	$3,251	$1,376	$160		$68

*Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $480,000, shown on the accompanying financial statements, includes $340,000 in current fees (either paid in cash or deferred) and a net increase of $140,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended June 30, 2011
Class A	$814,973	26,137	$123,458	3,957	$(498,306)	(16,200)	$440,125	13,894
Class B	6,618	212	928	30	(11,924)	(389)	(4,378)	(147)
Class C	55,361	1,780	6,408	205	(42,148)	(1,366)	19,621	619
Class F-1	139,074	4,489	14,045	450	(80,499)	(2,597)	72,620	2,342
Class F-2	88,329	2,846	10,079	323	(39,750)	(1,272)	58,658	1,897
Class 529-A	25,752	824	2,154	69	(5,406)	(175)	22,500	718
Class 529-B	778	25	46	1	(457)	(15)	367	11
Class 529-C	7,391	237	410	13	(1,886)	(61)	5,915	189
Class 529-E	857	28	69	2	(264)	(8)	662	22
Class 529-F-1	1,656	52	72	3	(249)	(8)	1,479	47
Class R-1	1,296	42	99	3	(520)	(17)	875	28
Class R-2	12,384	397	606	19	(4,167)	(134)	8,823	282
Class R-3	13,857	441	618	20	(3,719)	(119)	10,756	342
Class R-4	7,451	235	303	10	(2,012)	(64)	5,742	181
Class R-5	14,270	460	952	30	(4,793)	(154)	10,429	336
Class R-6	72,722	2,335	12,524	402	(6,338)	(205)	78,908	2,532
Total net increase (decrease)	$1,262,769	40,540	$172,771	5,537	$(702,438)	(22,784)	$733,102	23,293

Year ended June 30, 2010
Class A	$1,547,259	53,619	$89,715	3,131	$(477,427)	(16,928)	$1,159,547	39,822
Class B	20,194	700	906	32	(11,014)	(389)	10,086	343
Class C	115,339	3,996	4,733	165	(33,576)	(1,202)	86,496	2,959
Class F-1	185,692	6,455	9,213	322	(78,192)	(2,780)	116,713	3,997
Class F-2	111,621	3,922	6,899	241	(36,034)	(1,266)	82,486	2,897
Class 529-A	30,029	1,041	1,065	37	(2,811)	(99)	28,283	979
Class 529-B	860	30	32	2	(172)	(6)	720	26
Class 529-C	7,510	260	190	6	(620)	(22)	7,080	244
Class 529-E	1,161	40	35	1	(244)	(9)	952	32
Class 529-F-1	865	29	22	1	(87)	(3)	800	27
Class R-1	1,902	65	54	2	(439)	(16)	1,517	51
Class R-2	11,793	410	255	9	(1,977)	(70)	10,071	349
Class R-3	9,766	337	232	8	(1,915)	(69)	8,083	276
Class R-4	3,797	131	95	3	(939)	(33)	2,953	101
Class R-5	10,258	383	599	21	(3,314)	(118)	7,543	286
Class R-6	152,347	5,408	7,386	259	(7,895)	(264)	151,838	5,403
Total net increase (decrease)	$2,210,393	76,826	$121,431	4,240	$(656,656)	(23,274)	$1,675,168	57,792

* Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,739,644,000 and $1,294,409,000, respectively, during the year ended June 30, 2011.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 6/30/2011	$25.86	$1.06	$6.80	$7.86	$(1.06)	$(.18)	$(1.24)	$32.48	30.64%	$3,611		.89%		.89%		3.43%
Year ended 6/30/2010	24.78	.80	1.39	2.19	(.74)	(.37)	(1.11)	25.86	8.44	2,515		.94		.93		2.79
Period from 10/1/2008(5) to 6/30/2009	25.00	.62	(.39)	.23	(.45)	-	(.45)	24.78	1.04	1,424		1.11	(6)	1.06	(6)	3.73	(6)
Class B:
Year ended 6/30/2011	25.82	.79	6.82	7.61	(.81)	(.18)	(.99)	32.44	29.62	31		1.68		1.68		2.56
Year ended 6/30/2010	24.75	.56	1.40	1.96	(.52)	(.37)	(.89)	25.82	7.60	28		1.72		1.71		1.96
Period from 10/1/2008(5) to 6/30/2009	25.00	.53	(.42)	.11	(.36)	-	(.36)	24.75	.49	18		1.81	(6)	1.77	(6)	3.16	(6)
Class C:
Year ended 6/30/2011	25.81	.80	6.79	7.59	(.80)	(.18)	(.98)	32.42	29.57	230		1.73		1.73		2.58
Year ended 6/30/2010	24.75	.57	1.38	1.95	(.52)	(.37)	(.89)	25.81	7.55	167		1.75		1.74		2.00
Period from 10/1/2008(5) to 6/30/2009	25.00	.51	(.41)	.10	(.35)	-	(.35)	24.75	.48	87		1.84	(6)	1.80	(6)	3.07	(6)
Class F-1:
Year ended 6/30/2011	25.86	1.06	6.79	7.85	(1.04)	(.18)	(1.22)	32.49	30.58	420		.94		.94		3.40
Year ended 6/30/2010	24.78	.79	1.39	2.18	(.73)	(.37)	(1.10)	25.86	8.41	274		.97		.96		2.76
Period from 10/1/2008(5) to 6/30/2009	25.00	.63	(.39)	.24	(.46)	-	(.46)	24.78	1.06	164		1.07	(6)	1.03	(6)	3.76	(6)
Class F-2:
Year ended 6/30/2011	25.87	1.13	6.79	7.92	(1.11)	(.18)	(1.29)	32.50	30.87	311		.71		.71		3.65
Year ended 6/30/2010	24.79	.86	1.39	2.25	(.80)	(.37)	(1.17)	25.87	8.69	199		.71		.70		3.02
Period from 10/1/2008(5) to 6/30/2009	25.00	.60	(.31)	.29	(.50)	-	(.50)	24.79	1.28	119		.82	(6)	.76	(6)	3.57	(6)
Class 529-A:
Year ended 6/30/2011	25.85	1.09	6.75	7.84	(1.05)	(.18)	(1.23)	32.46	30.62	67		.94		.94		3.50
Year ended 6/30/2010	24.77	.82	1.35	2.17	(.72)	(.37)	(1.09)	25.85	8.33	35		.99		.98		2.87
Period from 10/1/2008(5) to 6/30/2009	25.00	.70	(.49)	.21	(.44)	-	(.44)	24.77	.96	9		1.20	(6)	1.16	(6)	4.16	(6)
Class 529-B:
Year ended 6/30/2011	25.80	.78	6.78	7.56	(.79)	(.18)	(.97)	32.39	29.47	2		1.79		1.79		2.51
Year ended 6/30/2010	24.74	.55	1.38	1.93	(.50)	(.37)	(.87)	25.80	7.49	1		1.82		1.81		1.94
Period from 10/1/2008(5) to 6/30/2009	25.00	.50	(.41)	.09	(.35)	-	(.35)	24.74	.43	-	(7)	1.93	(6)	1.88	(6)	3.00	(6)
Class 529-C:
Year ended 6/30/2011	25.77	.83	6.73	7.56	(.80)	(.18)	(.98)	32.35	29.45	16		1.78		1.78		2.68
Year ended 6/30/2010	24.72	.59	1.35	1.94	(.52)	(.37)	(.89)	25.77	7.53	8		1.81		1.80		2.08
Period from 10/1/2008(5) to 6/30/2009	25.00	.65	(.57)	.08	(.36)	-	(.36)	24.72	.41	2		1.91	(6)	1.88	(6)	3.81	(6)
Class 529-E:
Year ended 6/30/2011	25.85	.97	6.76	7.73	(.94)	(.18)	(1.12)	32.46	30.18	2		1.27		1.27		3.12
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.64)	(.37)	(1.01)	25.85	8.01	1		1.30		1.29		2.64
Period from 10/1/2008(5) to 6/30/2009	25.00	.74	(.56)	.18	(.40)	-	(.40)	24.78	.82	-	(7)	1.39	(6)	1.35	(6)	4.36	(6)

Class 529-F-1:
Year ended 6/30/2011	$25.87	$1.25	$6.66	$7.91	$(1.10)	$(.18)	$(1.28)	$32.50	30.80%	$3		.77%		.77%		3.99%
Year ended 6/30/2010	24.79	.91	1.32	2.23	(.78)	(.37)	(1.15)	25.87	8.60	1		.79		.78		3.18
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.49)	.27	(.48)	-	(.48)	24.79	1.18	-	(7)	.90	(6)	.86	(6)	4.48	(6)
Class R-1:
Year ended 6/30/2011	25.82	.87	6.78	7.65	(.86)	(.18)	(1.04)	32.43	29.81	5		1.54		1.54		2.80
Year ended 6/30/2010	24.76	.59	1.37	1.96	(.53)	(.37)	(.90)	25.82	7.58	3		1.71		1.70		2.06
Period from 10/1/2008(5) to 6/30/2009	25.00	.45	(.34)	.11	(.35)	-	(.35)	24.76	.52	2		1.82	(6)	1.77	(6)	2.68	(6)
Class R-2:
Year ended 6/30/2011	25.79	.85	6.74	7.59	(.82)	(.18)	(1.00)	32.38	29.60	25		1.77		1.70		2.74
Year ended 6/30/2010	24.74	.61	1.34	1.95	(.53)	(.37)	(.90)	25.79	7.57	13		1.81		1.73		2.15
Period from 10/1/2008(5) to 6/30/2009	25.00	.54	(.44)	.10	(.36)	-	(.36)	24.74	.48	3		1.88	(6)	1.78	(6)	3.22	(6)
Class R-3:
Year ended 6/30/2011	25.84	1.01	6.73	7.74	(.95)	(.18)	(1.13)	32.45	30.16	24		1.27		1.27		3.24
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.65)	(.37)	(1.02)	25.84	8.02	10		1.30		1.29		2.65
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.42)	.19	(.41)	-	(.41)	24.78	.85	3		1.38	(6)	1.33	(6)	3.64	(6)
Class R-4:
Year ended 6/30/2011	25.86	1.15	6.70	7.85	(1.05)	(.18)	(1.23)	32.48	30.60	12		.93		.93		3.69
Year ended 6/30/2010	24.79	.84	1.33	2.17	(.73)	(.37)	(1.10)	25.86	8.38	5		.98		.96		2.93
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.37)	.24	(.45)	-	(.45)	24.79	1.09	2		1.07	(6)	1.02	(6)	3.63	(6)
Class R-5:
Year ended 6/30/2011	25.95	1.15	6.81	7.96	(1.13)	(.18)	(1.31)	32.60	30.94	28		.67		.67		3.71
Year ended 6/30/2010	24.86	.85	1.41	2.26	(.80)	(.37)	(1.17)	25.95	8.69	14		.72		.70		2.96
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.47)	.29	(.43)	-	(.43)	24.86	1.28	6		.81	(6)	.78	(6)	4.65	(6)
Class R-6:
Year ended 6/30/2011	25.86	1.17	6.77	7.94	(1.14)	(.18)	(1.32)	32.48	30.99	341		.62		.62		3.77
Year ended 6/30/2010	24.78	.90	1.37	2.27	(.82)	(.37)	(1.19)	25.86	8.74	206		.66		.65		3.16
Period from 5/1/2009 to 6/30/2009	22.97	.25	1.90	2.15	(.34)	-	(.34)	24.78	9.38	64		.12		.12		1.01

	Year ended June 30		For the period
	2011	2010	10/1/2008(5) to 6/30/2009
Portfolio turnover rate for all share classes	31%	16%	33%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Commencement of operations.
(6)Annualized.
(7)Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of International Growth and Income Fund (the “Fund”), as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2011

Expense example
    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2011, through June 30, 2011).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2011	Ending account value 6/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,060.89	$4.60	.90%
Class A -- assumed 5% return	1,000.00	1,020.33	4.51	.90
Class B -- actual return	1,000.00	1,056.99	8.52	1.67
Class B -- assumed 5% return	1,000.00	1,016.51	8.35	1.67
Class C -- actual return	1,000.00	1,056.92	8.77	1.72
Class C -- assumed 5% return	1,000.00	1,016.27	8.60	1.72
Class F-1 -- actual return	1,000.00	1,060.70	4.75	.93
Class F-1 -- assumed 5% return	1,000.00	1,020.18	4.66	.93
Class F-2 -- actual return	1,000.00	1,061.87	3.63	.71
Class F-2 -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 529-A -- actual return	1,000.00	1,060.99	4.85	.95
Class 529-A -- assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 529-B -- actual return	1,000.00	1,056.37	9.08	1.78
Class 529-B -- assumed 5% return	1,000.00	1,015.97	8.90	1.78
Class 529-C -- actual return	1,000.00	1,056.39	9.02	1.77
Class 529-C -- assumed 5% return	1,000.00	1,016.02	8.85	1.77
Class 529-E -- actual return	1,000.00	1,059.01	6.38	1.25
Class 529-E -- assumed 5% return	1,000.00	1,018.60	6.26	1.25
Class 529-F-1 -- actual return	1,000.00	1,061.61	3.88	.76
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.03	3.81	.76
Class R-1 -- actual return	1,000.00	1,057.96	7.50	1.47
Class R-1 -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-2 -- actual return	1,000.00	1,057.08	8.57	1.68
Class R-2 -- assumed 5% return	1,000.00	1,016.46	8.40	1.68
Class R-3 -- actual return	1,000.00	1,059.10	6.43	1.26
Class R-3 -- assumed 5% return	1,000.00	1,018.55	6.31	1.26
Class R-4 -- actual return	1,000.00	1,060.80	4.70	.92
Class R-4 -- assumed 5% return	1,000.00	1,020.23	4.61	.92
Class R-5 -- actual return	1,000.00	1,062.24	3.37	.66
Class R-5 -- assumed 5% return	1,000.00	1,021.52	3.31	.66
Class R-6 -- actual return	1,000.00	1,062.39	3.12	.61
Class R-6 -- assumed 5% return	1,000.00	1,021.77	3.06	.61

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2011:

Long-term capital gains	$30,205,000
Foreign taxes	$0.13 per share
Foreign source income	$1.35 per share
Qualified dividend income	100%
Corporate dividends received deduction	$286,000
U.S. government income that may be exempt from state taxation	$59,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Mary Jane Elmore, 57	2008	Managing Director and General Partner, Institutional
		Venture Partners

Robert A. Fox, 74	2008	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and Non-Executive)

Leonade D. Jones, 63	2008	Retired; former Treasurer, The Washington Post
		Company

William D. Jones, 56	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 74	2008	Business consultant

John G. McDonald, 74	2008	Stanford Investors Professor, Graduate School of
		Business, Stanford University

James J. Postl, 65	2008	Retired; former President and CEO, Pennzoil-Quaker
		State Company (automotive products and services)

Isaac Stein, 64	2008	President, Waverley Associates (private
		investment fund); Chairman Emeritus of the
		Board of Trustees, Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Mary Jane Elmore, 57	3	None

Robert A. Fox, 74	9	None
Chairman of the Board
(Independent and Non-Executive)

Leonade D. Jones, 63	9	None

William D. Jones, 56	7	Sempra Energy

John M. Lillie, 74	3	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 65	3	Cooper Industries; Pulte, Inc.

Isaac Stein, 64	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Henry Riggs retired from the board in December 2010. The trustees thank Mr. Riggs for his dedication and service to the fund.

“Interested” trustee5

Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Steven T. Watson, 56	2008	Senior Vice President — Capital World
Vice Chairman of the Board		Investors, Capital Research Company;6 Director,
Capital Research Company6

“Interested” trustee5
Number of
portfolios
in fund
complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Steven T. Watson, 56	1	None
Vice Chairman of the Board

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Carl M. Kawaja, 47	2008	Senior Vice President — Capital World Investors,
President
Capital Research and Management Company; Director, Capital International, Inc.;6 Chairman of the Board, Capital International Asset Management (Canada), Inc.;6 Director, The Capital Group Companies, Inc.6

Paul F. Roye, 57	2008	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;6 former Director, Division of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 44	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director, American
		Funds Distributors, Inc.;6 Director, Capital Strategy Research, Inc.6

Patrick F. Quan, 53	2008	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 38	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2009	Associate, Capital Research and Management
Assistant Secretary		Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

See page 32 for footnotes.

Offices

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2011, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•	A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
>International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-934-0811P

Litho in USA CGD/UNL/9995-S28423

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Isaac Stein, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$57,000
2011	$81,000

b) Audit-Related Fees:
2010	$1,000
2011	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$8,000
2011	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investing activity in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$982,000
2011	$930,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$14,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,396,000 for fiscal year 2010 and $1,517,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio

June 30, 2011

Common stocks — 89.58%	Shares	Value (000)

FINANCIALS — 16.88%
Bank of Nova Scotia	1,424,000	$85,784
Prudential PLC1	7,208,148	83,301
AXA SA1	2,934,939	66,635
Industrial and Commercial Bank of China Ltd., Class H1	76,129,500	58,292
Toronto-Dominion Bank	610,000	51,725
Agricultural Bank of China, Class H1	88,501,000	46,779
ING Groep NV, depository receipts1,2	3,730,000	46,011
Sumitomo Mitsui Financial Group, Inc.1	1,385,000	42,625
QBE Insurance Group Ltd.1	2,280,000	42,328
Sampo Oyj, Class A1	1,235,000	39,875
HSBC Holdings PLC (Hong Kong)1	2,926,896	29,109
HSBC Holdings PLC (United Kingdom)1	1,008,896	10,009
United Overseas Bank Ltd.1	2,204,550	35,419
Westfield Group1	3,405,000	31,730
Fairfax Financial Holdings Ltd.	70,000	28,080
Standard Chartered PLC1	795,597	20,906
DnB NOR ASA1	1,417,777	19,763
Société Générale1	333,062	19,741
Longfor Properties Co. Ltd.1	11,422,500	17,692
Sanlam Ltd.1	4,210,000	17,176
Allianz SE1	118,150	16,508
UBS AG1,2	879,000	16,029
China Life Insurance Co. Ltd., Class H1	3,800,000	13,096
Banco Bilbao Vizcaya Argentaria, SA1	854,237	10,012
Itaú Unibanco Holding SA, preferred nominative	379,400	8,861
BNP Paribas SA1	106,536	8,217
		865,703

CONSUMER STAPLES — 11.08%
British American Tobacco PLC1	3,629,500	159,093
Unilever NV, depository receipts1	2,515,700	82,415
Tesco PLC1	11,569,914	74,724
Shoprite Holdings Ltd.1	3,585,000	54,010
Kimberly-Clark de México, SAB de CV, Class A	6,400,000	42,111
Pernod Ricard SA1	369,660	36,438
Anheuser-Busch InBev NV1	375,000	21,744
Nestlé SA1	340,000	21,131
Coca-Cola Amatil Ltd.1	1,703,988	20,909
Grupo Modelo, SAB de CV, Series C	3,425,000	20,626
Imperial Tobacco Group PLC1	537,000	17,854
Wesfarmers Ltd.1	500,000	17,135
		568,190

INDUSTRIALS — 10.47%
Schneider Electric SA1	551,516	92,143
Siemens AG1	503,500	69,133
Geberit AG1	195,100	46,227
Vallourec SA1	378,000	46,030
Capita Group PLC1	3,855,000	44,270
Marubeni Corp.1	6,210,000	41,273
AB SKF, Class B1	1,255,000	36,312
CCR SA, ordinary nominative	1,000,000	29,763
Mitsubishi Corp.1	1,151,200	28,843
ASSA ABLOY AB, Class B1	783,500	21,058
Adani Enterprises Ltd.1	1,300,000	20,828
Komatsu Ltd.1	520,000	16,179
Meggitt PLC1	2,020,000	12,369
Orkla AS1	1,207,800	11,477
Ryanair Holdings PLC (ADR)	360,000	10,563
Kubota Corp.1	1,175,000	10,462
		536,930

ENERGY — 8.31%
Royal Dutch Shell PLC, Class B1	4,179,000	149,175
TOTAL SA1	2,193,500	126,863
Crescent Point Energy Corp.	1,280,000	59,152
TransCanada Corp.	940,328	41,291
Saipem SpA, Class S1	575,700	29,723
Oil Search Ltd.1	2,750,000	19,661
		425,865

MATERIALS — 8.12%
L’Air Liquide SA, non-registered shares1	412,966	59,195
Orica Ltd.1	1,953,067	56,641
Fletcher Building Ltd.1	6,955,000	49,754
K+S AG1	638,000	49,033
Amcor Ltd.1	5,125,000	39,660
Syngenta AG1	80,800	27,277
Impala Platinum Holdings Ltd.1	1,010,000	27,265
BASF SE1	274,000	26,814
PT Semen Gresik (Persero) Tbk1	15,300,000	17,162
Shin-Etsu Chemical Co., Ltd.1	290,000	15,555
Linde AG1	87,285	15,303
Anglo American PLC1	235,000	11,658
Mitsui Chemicals, Inc.1	2,937,000	10,729
BHP Billiton PLC (ADR)	130,000	10,196
		416,242

TELECOMMUNICATION SERVICES — 8.09%
Portugal Telecom, SGPS, SA1	8,334,000	82,530
Telstra Corp. Ltd.1	20,894,000	64,880
KT Corp.1	855,510	32,620
KT Corp. (ADR)	1,385,000	26,924
América Móvil, SAB de CV, Series L (ADR)	554,000	29,850
América Móvil, SAB de CV, Series L	21,369,200	28,837
Taiwan Mobile Co., Ltd.1	14,430,000	39,195
France Télécom SA1	1,680,800	35,756
Bell Aliant Inc.	855,000	25,461
Telefónica Czech Republic, AS1	842,000	21,927
Koninklijke KPN NV1	960,000	13,955
Hellenic Telecommunications Organization SA1	1,075,000	10,077
Vodafone Group PLC1	1,045,500	2,779
		414,791

UTILITIES — 7.51%
National Grid PLC1	12,320,655	121,244
Power Assets Holdings Ltd.1	15,028,000	113,835
GDF SUEZ1	1,739,271	63,652
Snam Rete Gas SpA1	7,000,000	41,440
CLP Holdings Ltd.1	1,550,000	13,750
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	646,181	13,113
International Power PLC1	2,000,000	10,327
E.ON AG1	275,000	7,806
		385,167

CONSUMER DISCRETIONARY — 6.51%
Virgin Media Inc.	1,815,000	54,323
H & M Hennes & Mauritz AB, Class B1	1,296,400	44,679
Daimler AG1	538,000	40,490
Toyota Motor Corp.1	947,900	39,909
OPAP SA1	1,833,293	28,645
Bayerische Motoren Werke AG1	280,000	27,901
Wynn Macau, Ltd.1	7,176,800	23,645
Intercontinental Hotels Group PLC1	940,000	19,237
Volkswagen AG, nonvoting preferred1	87,000	17,937
Naspers Ltd., Class N1	275,000	15,564
Thomson Reuters Corp.	410,000	15,393
Esprit Holdings Ltd.1	2,026,442	6,313
		334,036

INFORMATION TECHNOLOGY — 5.73%
Taiwan Semiconductor Manufacturing Co. Ltd.1	35,271,506	89,275
Nintendo Co., Ltd.1	312,700	58,888
Canon, Inc.1	1,074,000	51,216
HTC Corp.1	701,050	23,948
Samsung Electronics Co. Ltd.1	30,400	23,628
Cielo SA, ordinary nominative	826,000	20,641
Keyence Corp.1	66,000	18,718
HOYA Corp.1	329,800	7,310
		293,624

HEALTH CARE — 4.35%
Novartis AG1	1,392,000	85,270
GlaxoSmithKline PLC1	1,500,000	32,116
Sanofi1	347,683	27,945
Smith & Nephew PLC1	2,531,000	27,002
CSL Ltd.1	610,000	21,622
Shionogi & Co., Ltd.1	850,000	13,925
Roche Holding AG1	72,100	12,062
Novo Nordisk A/S, Class B1	25,000	3,134
		223,076

MISCELLANEOUS — 2.53%
Other common stocks in initial period of acquisition		129,962

Total common stocks (cost: $3,701,887,000)		4,593,586

	Shares or
Preferred securities — 0.34%	principal amount

FINANCIALS — 0.34%
HSBC Holdings PLC, Series 2, 8.00%	400,000	10,897
SMFG Preferred Capital USD 3 Ltd. 9.50%3,4	$5,410,000	6,424

Total preferred securities (cost: $14,099,000)		17,321

	Shares or	Value
Convertible securities — 0.13%	principal amount	(000)

MATERIALS — 0.13%
Sino-Forest Corp. 4.25% convertible notes 20163	$11,074,000	$4,565
Vale SA 6.75% convertible preferred 2012	25,000	2,209

Total convertible securities (cost: $12,445,000)		6,774

	Principal amount
Bonds & notes — 0.85%	(000)

CONSUMER STAPLES — 0.33%
British American Tobacco International Finance PLC 8.125% 20133	$12,159	13,979
British American Tobacco International Finance PLC 9.50% 20183	2,000	2,680
		16,659

FINANCIALS — 0.28%
Société Générale 6.999% (undated)4	€6,200	8,631
Westfield Group 5.40% 20123	$175	184
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	430	469
Westfield Group 5.70% 20163	4,540	5,029
		14,313

CONSUMER DISCRETIONARY — 0.20%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	2,995	3,023
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,642	4,804
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,215
		10,042

TELECOMMUNICATION SERVICES — 0.04%
Digicel Group Ltd. 12.00% 20143	2,000	2,333

Total bonds & notes (cost: $34,440,000)		43,347

Short-term securities — 7.98%

Fannie Mae 0.11%–0.14% due 10/26/2011–1/17/2012	125,500	125,429
Old Line Funding, LLC 0.17%–0.20% due 7/20–8/22/20113	54,275	54,270
KfW 0.13%–0.16% due 8/9–8/12/20113	30,000	29,997
Freddie Mac 0.14%–0.155% due 12/15–12/19/2011	28,900	28,883
Svenska Handelsbanken Inc. 0.20%–0.21% due 8/3–8/9/20113	25,100	25,095
Novartis Securities Investment Ltd. 0.18%–0.21% due 7/14–11/14/20113	24,200	24,195
Falcon Asset Securitization Co., LLC 0.13% due 7/27/20113	23,900	23,898
Société Générale North America, Inc. 0.03% due 7/1/2011	23,100	23,100
Credit Agricole North America, Inc. 0.18% due 7/5/2011	23,000	22,999
Westpac Banking Corp. 0.19%–0.28% due 7/29–11/7/20113	21,300	21,295
American Honda Finance Corp. 0.21% due 7/19/2011	20,000	19,998
Commonwealth Bank of Australia 0.19% due 7/11/20113	10,000	9,999

Total short-term securities (cost: $409,142,000)		409,158

Total investment securities (cost: $4,172,013,000)		5,070,186
Other assets less liabilities		57,627

Net assets		$5,127,813

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,990,892,000, which represented 77.83% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $224,412,000, which represented 4.38% of the net assets of the fund.

4Coupon rate may change periodically.

Key to abbreviation and symbol

ADR = American Depositary Receipts
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0811O-S29387

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
International Growth and Income Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of International Growth and Income Fund (the “Fund”) as of June 30, 2011, and for the year then ended and have issued our report thereon dated August 10, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of June 30, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
August 10, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2011

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: August 31, 2011